UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 12, 2006

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

5511	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, 37th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 885-2500
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

(b)  On July 12, 2006, Thomas F. McLarty, III, who has been a member of the Board of Directors of Asbury Automotive Group, Inc. (the “Company”) since April 2002, notified the Company in writing that he was resigning from the Company’s Board of Directors, effective immediately, due to the time commitment that service on the Board requires.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: July 13, 2006	By:	/s/ Kenneth B. Gilman
		Name:	Kenneth B. Gilman
		Title:	President and Chief Executive Officer